            Information Statement Pursuant to Section 14(c) of the
              Securities Exchange Act of 1934 (Amendment No. [_])

     Check the appropriate box:
     [X]  Preliminary information statement

     [_]  Confidential, for use of the Commission Only
          (as permitted by Rule 14c-5(d)(2))

     [_]  Definitive Information Statement


                         Sound Source Interactive, Inc.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

     [X]  No fee required
     [_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

          (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

          (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

          (5)  Total fee paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:

--------------------------------------------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

          (3)  Filing party:

--------------------------------------------------------------------------------

          (4)  Date filed:

--------------------------------------------------------------------------------

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

                             ELECTION OF DIRECTORS

General Information

     The Bylaws of the Company provide that the Company is authorized to have up to eleven directors, and that stockholders may elect directors by unanimous written consent. The Company would like to add four directors to its current board of directors of four, bringing the total number of directors to eight.
The Company intends to call for a vote to confirm this majority shareholders action by consent at its Annual Meeting of Shareholders scheduled for March 23, 1998. Directors are elected to serve a one-year term. The Directors being confirmed at the Annual Meeting will serve until the Company's next annual meeting of stockholders, or until their successors have been duly elected and qualified.

Information Regarding Nominees

     All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, age, business experience and offices held by each director nominee are as follows:

     Wayne M. Rogers. Mr. Rogers received his Bachelor of Arts degree from Princeton University after which he served in the Armed Forces for three years. In addition to his activities as a well-known actor, he had been involved in investment activities for over thirty years. Currently, Mr. Rogers is the General Partner of Balanced Value Fund, which is a partnership that advises and invests in middle market companies with sales of $10 million to $50 million as well as serving as an advisor on the board of several different publicly held companies. He is a founder of Plaza Bank of Commerce and serves on its advisory board. He is also a General Partner of several partnerships devoted to the development and management of real estate. Most recently, Mr. Rogers acquired a chain of 62 convenience stores in the Southeast. Mr. Rogers has been National Chairman of Easter Seals, a member of the Executive Committee of the Arthritis Foundation, Juvenile Diabetes Foundation, Trustees of the Webb School and the Kenan Institute of Private Enterprise, an affiliate of the School of Business Administration of the University of North Carolina, Chapel Hill.

     John T. Wholihan. John Wholihan has been Dean of the College of Business Administration at Loyola Marymount University since 1984. Prior to coming to L.M.U., his administrative experience included five years as Associate Dean at Bradley University, also serving several years as Director of the MBA Program and Director of the Small Business Institute. During this period, he also taught in the areas of Strategic Management and International Business. He was a Fulbright Scholar in Brazil in 1977. John prepared for his career with a bachelors degree from the University of Notre Dame, MBA from Indiana University, and Ph.D. from The American University. His works have been published in several journals and texts. He is a member of several academic associations and honor societies including the Academy of Management, Small Business Institute Directors Association, Beta Gamma Sigma and Alpha Sigma Nu. He is current president of the Western Association of Collegiate Schools of Business. He is past president of the Association of Jesuit Colleges and Universities - Business Deans. He was the founding President of the International Association of Jesuit Business Schools. He is a member of the Rotary Club of Los

Angeles, Financial Executives Institute, and the Jonathan Club. He has served on the Board of Directors of small companies and currently is on the Board of Trustees of the Turner Funds. He is the immediate past Chairman of the Board of Notre Dame Academy in Los Angeles.

     Allan R. Lyons. Allan R. Lyons joined Piaker & Lyons in 1964 after several years with a major CPA firm in New York City, admitted as an executive in 1968. Chairman of the firm's personal financial planning committee and executive committee. Mr. Lyons is a Certified Public Accountant with the State of New York. He received his Bachelor of Arts in Accounting at Harpur College (Binghamton University). He received his Master of Business Administration in
Accounting at Ohio State University.   Mr. Lyons is affiliated with the American
Institute of CPAs (including Personal Financial Planning and Tax Divisions), the New York State Society of CPAs (former President of Binghampton Chapter), and the International Association for Financial Planning. He serves on the Board of Advisors of the School of Management at Binghampton University, as Treasurer and Trustee of United Health Services, and on the Endowment Committee of the United Jewish Appeal of Broome County, Harpur Forum. Mr. Lyons has been the Comptroller and Finance Director for the Town of Vestal from 1970 to the present.

     Robert G. Kalik. Robert G. Kalik is partner in the law firm of Nateman & Kalik, LLP, where he counsels clients in international business matters. His work includes multinational strategic planning, corporate financing, and executive management. Prior to forming Nateman & Kalik, Mr. Kalik spent ten years as a partner with the international law firm of McDermott, Will & Emery. In 1992 Mr. Kalik was one of several partners who established the firm's Vilnius, Lithuania office. He has written articles and lectured widely on international matters. Mr. Kalik received his bachelor's degree from Syracuse University in 1975, and his law degree in 1979 from the Benjamin N. Cardozo School of Law of the Yeshiva University. Mr. Kalik owns 33,467 options to purchase common stock of the Company at an exercise price of $0.06 issued under the Company's 1992 Stock Option Plan and has, from time, provided legal services and advice to the Company and its Chief Executive Officer.

                          CONSENT ACTION IN WRITING OF
                          THE MAJORITY SHAREHOLDERS OF
                         SOUND SOURCE INTERACTIVE, INC.
                             a Delaware corporation

                               IN LIEU OF MEETING

  The undersigned majority shareholders of Sound Source Interactive, Inc. (the ACompany@), acting pursuant to Section 228 of the Delaware General Corporation Law and the Company's Bylaws, hereby consent to take the following actions.

ELECTION OF NEW DIRECTORS
-------------------------

  The following individuals are hereby nominated for election to the Company's Board of Directors.

[INSTRUCTIONS TO SHAREHOLDERS: If you would like to vote for the election of each nominee to the Company's Board of Directors, please mark the box underneath the nominee's biography which states: "I hereby vote to elect this nominee to the Company's Board of Directors." If you wish to withhold your vote for any particular nominee or wish to abstain from voting on this issue, please mark the box underneath the nominee's biography which states: "I hereby withhold my vote for this nominee." If neither box is checked, your vote, either for, against, or abstaining, cannot be counted, so kindly check one box or the other, indicating your preference.]

  Wayne M. Rogers. Mr. Rogers received his Bachelor of Arts degree from Princeton University after which he served in the Armed Forces for three years. In addition to his activities as a well-known actor, he had been involved in investment activities for over thirty years. Currently, Mr. Rogers is the General Partner of Balanced Value Fund, which is a partnership that advises and invests in middle market companies with sales of $10 million to $50 million as well as serving as an advisor on the board of several different publicly held companies. He is a founder of Plaza Bank of Commerce and serves on its advisory board. He is also a General Partner of several partnerships devoted to the development and management of real estate. Most recently, Mr. Rogers acquired a chain of 62 convenience stores in the Southeast. Mr. Rogers has been National Chairman of Easter Seals, a member of the Executive Committee of the Arthritis Foundation, Juvenile Diabetes Foundation, Trustees of the Webb School and the Kenan Institute of Private Enterprise, an affiliate of the School of Business Administration of the University of North Carolina, Chapel Hill.

  [_] I hereby vote to elect this nominee to the Company's Board of Directors.
  [_] I hereby withhold my vote for this nominee.

  John T. Wholihan. John Wholihan has been Dean of the College of Business Administration at Loyola Marymount University since 1984. Prior to coming to L.M.U., his administrative experience included five years as Associate Dean at Bradley University, also serving several years as Director of the MBA Program and Director of the Small Business Institute. During this period, he also taught in the areas of Strategic Management and International Business. He was a Fulbright Scholar in Brazil in 1977. John prepared for his career with a bachelors degree from the University of Notre Dame, MBA from Indiana University, and Ph.D. from The American University. His works have been published in several journals and texts. He is a member of several academic associations and honor societies including the Academy of Management, Small Business Institute Directors Association, Beta Gamma Sigma and Alpha Sigma Nu. He is current president of the Western Association of Collegiate Schools of Business. He is past president of the Association of Jesuit Colleges and Universities - Business Deans. He was the founding President of the International Association of Jesuit Business Schools. He is a member of the Rotary Club of Los Angeles, Financial Executives Institute, and the Jonathan Club. He has served on the Board of Directors of small companies and currently is on the Board of Trustees of the Turner Funds. He is the immediate past Chairman of the Board of Notre Dame Academy in Los Angeles.

  [_] I hereby vote to elect this nominee to the Company's Board of Directors.
  [_] I hereby withhold my vote for this nominee.

  Allan R. Lyons. Allan R. Lyons joined Piaker & Lyons in 1964 after several years with a major CPA firm in New York City, admitted as an executive in 1968. Chairman of the firm's personal financial planning committee and executive committee. Mr. Lyons is a Certified Public Accountant with the State of New York. He received his Bachelor of Arts in Accounting at Harpur College (Binghamton University). He received his Master of Business Administration in
Accounting at Ohio State University.   Mr. Lyons is affiliated with the American
Institute of CPAs (including Personal Financial Planning and Tax Divisions), the New York State Society of CPAs (former President of Binghampton Chapter), and the International Association for Financial Planning. He serves on the Board of Advisors of the School of Management at Binghampton University, as Treasurer and Trustee of United Health Services, and on the Endowment Committee of the United Jewish Appeal of Broome County, Harpur Forum. Mr. Lyons has been the Comptroller and Finance Director for the Town of Vestal from 1970 to the present.

  [_] I hereby vote to elect this nominee to the Company's Board of Directors
  [_] I hereby withhold my vote for this nominee.

  Robert G. Kalik.   Robert G. Kalik is partner in the law firm of Nateman &
Kalik, LLP, where he counsels clients in international business matters. His work includes multinational strategic planning, corporate financing, and executive management. Prior to forming Nateman & Kalik, Mr. Kalik spent ten years as a partner with the international law firm of McDermott, Will & Emery. In 1992 Mr. Kalik was one of several partners who established the firm's Vilnius, Lithuania office. He has written articles and lectured widely on international matters. Mr. Kalik received his bachelor's degree from Syracuse University in 1975, and his law degree in 1979 from the Benjamin N. Cardozo School of Law of the Yeshiva University. Mr. Kalik owns 33,467 options to purchase common stock of the Company at an exercise price of $0.06 issued under the Company's 1992 Stock Option Plan and has, from time, provided legal services and advice to the Company and its Chief Executive Officer.

  [_] I hereby vote to elect this nominee to the Company's Board of Directors.
  [_] I hereby withhold my vote for this nominee.

  NOW, THEREFORE, if a majority of the shares vote to elect these individuals to the Board of Directors, BE IT RESOLVED that Messrs. Kalik, Lyons, Rogers, and Wholihan are hereby elected to the Company's Board of Directors, their appointments to begin immediately.

EFFECTIVENESS OF THIS CONSENT
-----------------------------

  This Consent shall be effective for no longer than sixty (60) days from the date of the first signature below. The Company intends to call for a vote to confirm this majority shareholders action by consent at its Annual Meeting of Shareholders scheduled for March 23, 1998.

REVOCABILITY OF THIS CONSENT
----------------------------

  This consent is fully revocable by a writing received by the Company prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the Company. Such revocation is effective upon its receipt by the Secretary of the Company. If you wish to revoke this consent after you have signed it, please mail, fax, or send by overnight delivery, your revocation in writing to:

                      Mr. Ulrich E. Gottschling, Secretary
                         Sound Source Interactive, Inc.
                           26115 Mureau Road, Suite B
                              Calabasas, CA 91302
                            Facsimile: 818/878-0007

FURTHER ACTION
--------------

  RESOLVED, that the Officers and Directors of the Company are authorized to take such further action as they may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

FACSIMILE SIGNATURES
--------------------

  RESOLVED, that facsimile signatures of the shareholders on this Consent shall be deemed to be original signatures for all intents and purposes.

CERTIFICATION
-------------

  The undersigned hereby consent to this action and the resolutions set forth above and direct and authorize that a copy of this Consent Action in Writing by the Majority Stockholders be placed by the Company 's Secretary with the minutes of the proceedings of the Stockholders in the official records of the Company.

SHAREHOLDER SIGNATURE:
-------------------------------------------------------------------------------
Print Name:_________________________      Date Signed:   Number of Shares Held:

Sign Name:_________________________       ___________     ___________________
-------------------------------------------------------------------------------